192 P-1 09/11

SUPPLEMENT DATED September  15, 2011

TO THE PROSPECTUS DATED SEPTEMBER 1, 2011

OF

FRANKLIN REAL ESTATE SECURITIES FUND

The prospectus is amended as follows:

The “Average Annual Total Returns” table under the “Performance” section of the Fund Summary on page 7 is replaced with the following:

Average Annual Total Returns

(figures reflect sales charges)

For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Franklin Real Estate Securities Fund - Class A
Return Before Taxes	19.58%	-5.35%	5.52%
Return After Taxes on Distributions	19.37%	-6.89%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	12.72%	-4.76%	4.26%
Franklin Real Estate Securities Fund – Class B	22.79%	-4.76%	5.61%
Franklin Real Estate Securities Fund – Class C	24.84%	-4.94%	5.36%
Franklin Real Estate Securities Fund – Advisor Class	27.13%	-4.00%	6.41%
S&P United States Property Index (index reflects no deduction for fees, expenses or taxes)	27.93%	2.49%	10.65%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Please keep this supplement for future reference